Exhibit 10
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                         CONSENT OF INDEPENDENT AUDITORS


We  consent  to  the  references  to  our  firm  under  the  caption  "Financial
Highlights" in the Prospectus and "Auditors" in the Statement of Additional Information and to the use of our reports dated September 6, 2002, on the financial statements and financial highlights of the Income Fund, Short-Term Bond Fund, Intermediate-Term Bond Fund, High-Yield Opportunities Fund, Money Market Fund, Aggressive Growth Fund, Growth Fund, Growth & Income Fund, Income Stock Fund, Science & Technology Fund, First Start Growth Fund, Small Cap Stock Fund, Capital Growth Fund, and Value Fund as of and for the year ended July 31, 2002 in the Post-Effective Amendment Number 63 to the Registration Statement (Form N-1A No. 2-49560).



                              ERNST & YOUNG LLP

San Antonio, Texas
November 26, 2002